TWIN DISC, INC

Investor Presentation



DISCLOSURES

TWIN DISC

Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2024 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures
Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions
Organic net sales is defined respectively as net sales excluding the recent acquisitions of Katsa Oy along with the divestiture of BCS while adjusting for the effects of foreign currency exchange.

Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

SECOND QUARTER HIGHLIGHTS

Financial

- Q2 sales +23.2% vs. YA to $89.9 million
  - Organic sales increased 10.1% vs. YA
- Gross margin decreased ~420 bps vs. YA to 24.1%
- Q2 EBITDA of $6.3 million (net income of $0.9 million) vs. $5.5 million (net income of $0.9 million) YA
- Six-month backlog of $124.0 million lower sequentially partially driven by FX but supported by healthy ongoing demand

Strategic

- Driving progress with Katsa Oy integration
- Focus on improving profitability though operational efficiency
- Shipments of Veth product meeting robust demand
- Maintained healthy backlog supported by stable demand across end markets
- Continued stabilization within Industrial business

MARINE & PROPULSION SYSTEMS

- Sales increased by 23.9% vs. YA
- Commercial markets show consistent activity globally
- Veth product supporting synergies and record orders through the quarter, with six-month backlog remaining healthy
    - Strength in new North American projects
- Rolla & Veth partnership continue to perform well on strength in luxury yacht market
- Government defense spending sustaining demand for patrol boat projects





LAND-BASED TRANSMISSIONS





- Sales increased by 19.8% vs. YA
- ARFF transmissions with strong shipments in the quarter
- Oil & Gas challenged due to continued slowdown in Asia Pacific and subdued new build in North America
- Meeting demand for replacement parts with aftermarket remaining stable

INDUSTRIAL

- Sales increased by 44.8% vs. YA
- Continued sequential stabilization in demand and order trends
- Volume growth supported by recovery of Lufkin orders and strengthened by Katsa Oy
- Channel inventory replenishment provided a lift to demand





CONTINUED BACKLOG GROWTH

BACKLOG AND INVENTORY % OF BACKLOG



$125.2
$130.5
$133.7
$144.3
$124.0
1.05
1.00
0.98
1.00
1.03
2QF24
3QF24
4QF24
1QF25
2QF25
Backlog ($MM)
Inventory (% Backlog)

- 6-month backlog lower sequentially and on a year-over-year basis on high shipments in the quarter
  - FX contributed $11.5 million from prior year quarter
  - Veth backlog growing on sustained demand

Note: Backlog figures are reflective of a six-month period. The six-month order backlog is considered more representative of operating conditions than total backlog.

LONG-TERM STRATEGY

Leading Hybrid/Electric solution provider for niche marine and land-based applications

Continued expansion of Veth product to reach new markets and geographies

Rationalize global footprint for efficiency and customer response

Increased focus on controls and system integration rather than individual components

M&A priorities: Industrial and Marine Technology (Hybrid focus)

FINANCIAL OVERVIEW

TWIN DISC

FINANCIAL PERFORMANCE

SALES
($ in millions)



$73.0
$74.2
$84.4
$72.9
$89.9
2QF24
3QF24
4QF24
1QF25
2QF25

- Continued healthy demand across global markets
- Operational execution driving performance

EARNINGS PER SHARE



$0.07
$0.27
$0.53
($0.20)
$0.07
2QF24
3QF24
4QF24
1QF25
2QF25

- EPS impacted by additional interest expense on the Katsa Oy acquisition and pension amortization

SALES DIVERSITY

SALES BY PRODUCT GROUP

($ in millions)



$4.8
$6.5
$15.9
$46.9
$4.3
$6.2
$19.1
$44.5
$5.0
$7.2
$25.0
$47.2
$4.3
$9.2
$17.3
$42.1
$4.8
$9.5
$19.0
$56.7
2QF24
3QF24
4QF24
1QF25
2QF25
Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

Sales growth driven by strength within Marine and Propulsion Systems and Industrials:

- Consistent market demand
- Geographic expansion
- Strategic partnerships
- Recovery in Industrials sales supported by Katsa acquisition

SALES MIX BY GEOGRAPHY



10%
27%
35%
28%
13%
24%
34%
29%
14%
28%
31%
27%
13%
23%
40%
24%
10%
23%
41%
26%
2QF24
3QF24
4QF24
1QF25
2QF25
North America
Europe
Asia Pacific
Other

- Increased proportion of sequential sales in North American market with strong Veth demand in the region
- European market capturing a greater proportion of total sales

STRONG BALANCE SHEET

BALANCE SHEET

($ in millions)



$17.7
$24.9
$21.0
$15.9
-$3.3
$9.0
Total Debt
Cash
Net Debt
2QF24
2QF25

EBITDA

($ in millions)



$5.5
$6.3
2QF24
2QF25

LEVERAGE RATIO



-0.1x
0.4x
2QF24
2QF25

MARGINS & NEAR-TERM EXPECTATIONS

TWIN DISC

TWIN DISC GROSS MARGIN



28.3%
24.1%
2QF24
2QF25

SECOND QUARTER GROSS MARGIN DRIVERS

- Gross margin decreased sequentially by 420 basis points vs. YA
- Impact of product rationalization and amortization expense following Katsa acquisition, in addition to unfavorable mix shift

SECOND QUARTER GROSS PROFIT BY PRODUCT GROUP



Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

INFLATION & SUPPLY CHAIN EXPECTATIONS

- Pressure from shipment and delivery delays subsiding

CAPITAL ALLOCATION FRAMEWORK

- Debt Reduction
- Return Capital to Shareholders (Dividends)
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders (Share Repurchases)

Focus Areas	▪ Research & Development ▪ Geographic diversification / expansion ▪ Marketing
Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > WACC
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

KEY TAKEAWAYS

- Strong sales growth fueled performance improvements, with short-term margin impacts offset by ongoing initiatives aimed at enhancing profitability
- Healthy backlog supported by consistent demand across end markets
- Positioned to navigate economic uncertainty with confidence, supported by a solid financial foundation

Q&A

Fiscal 2025 Second Quarter Earnings Call



APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF REPORTED NET SALES TO ORGANIC NET SALES
(In thousands; unaudited)

	2Q25	2Q24
Net Sales	$89,921	$72,994
Less: Acquisitions/Divestitures[1]	9,987	751
Less: Foreign Currency Impact	355	-
Organic Net Sales	$79,579	$72,243

[1]Accounts for revenue contributed by the acquisition of Katsa Oy as well as the divestiture of BCS.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	December 27, 2024	December 29, 2023
Current maturities of long-term debt	2,000	2,000
Long-term debt	22,873	15,698
Total debt	$24,873	$17,698
Less cash	15,906	21,021
Net debt	$8,967	($3,323)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA

(In thousands; unaudited)

	2Q25 LTM	2QF25	FY24	1QF25	4QF24	3QF24	2QF24
Net Income (loss) attributable to Twin Disc	$9,386	$919	$10,989	$(2,765)	$7,410	$3,822	$930
Interest expense	1,788	495	1,443	636	394	263	392
Income tax expense	4,092	1,552	4,121	627	1,515	398	1,662
Depreciation and amortization	11,492	3,296	9,981	3,238	2,484	2,474	2,535
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$26,759	$6,262	$26,535	$1,736	$11,804	$6,957	$5,519

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	2QF25	2QF24
Net debt	$8,967	$(3,323)
LTM EBITDA	26,759	26,004
Leverage Ratio	0.3x	-0.01x